EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of February 25, 2020, is by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Borrower” (individually and collectively, “Borrower”).
RECITALS:
WHEREAS, Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment);
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment;
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties set forth in Section 3 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions in proper alphabetical order therein to read as follows:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Libor Base Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the Libor Base Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected to by Administrative Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Libor Base Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Libor Base Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the Libor Base Rate:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Libor Base Rate permanently or indefinitely ceases to provide the Libor Base Rate; or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Libor Base Rate:
(1)a public statement or publication of information by or on behalf of the administrator of the Libor Base Rate announcing that such administrator has ceased or will cease to provide the Libor Base Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Libor Base Rate;
(2)a public statement or publication of information by the regulatory supervisor for the administrator of the Libor Base Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Libor Base Rate, a resolution authority with jurisdiction over the administrator for the Libor Base Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the Libor Base Rate, which states that the administrator of the Libor Base Rate has ceased or will cease to provide the Libor Base Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Libor Base Rate; or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of the Libor Base Rate announcing that the Libor Base Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by Administrative Agent or Required Lenders, as applicable, by notice to Borrower, Administrative Agent (in the case of such notice by Required Lenders) and Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Libor Base Rate and solely to the extent that the Libor Base Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the Libor Base Rate for all purposes hereunder in accordance with Section 3.11 and (y) ending at the time that a Benchmark Replacement has replaced the Libor Base Rate for all purposes hereunder pursuant to Section 3.11.
“Early Opt-in Election” means the occurrence of:
(1)a determination by Administrative Agent or (ii) a notification by Required Lenders to Administrative Agent (with a copy to Borrower) that Required Lenders have determined, that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this Section 3.11, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Libor Base Rate, and
(2)(i) the election by Administrative Agent or (ii) the election by Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by Administrative Agent of written notice of such election to Borrower and Lenders or by Required Lenders of written notice of such election to Administrative Agent.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
(b)    Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition therein in its entirety to read as follows:
“Stated Maturity Date” means September 30, 2021.
(c)    The definition of “Adjusted EBITDAR” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.
(d)    Article 3 is hereby amended by adding a new Section 3.11 therein to read as follows:
3.11    Effect of Benchmark Transition Event.
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Financing Agreement, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, Administrative Agent (without, except as specifically provided in the two following sentences, any action or consent by any other party to this Agreement) may amend this Agreement to replace the Libor Base Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (Chicago time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all Lenders and Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Borrower and Lenders comprising Required Lenders have delivered to Administrative Agent written notice that Borrower and such Required Lenders accept such amendment. No replacement of Libor Base Rate with a Benchmark Replacement pursuant to this Section 3.11 will occur prior to the applicable Benchmark Transition Start Date.
(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Financing Agreement, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)    Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or Lenders pursuant to this Section 3.11 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.11.
(d)    Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower will be deemed to have converted any pending request for a Libor Loan, and any conversion to or continuation of any Libor Loans to be made, converted or continued during any Benchmark Unavailability Period into a request for a borrowing of or conversion to Base Rate Loans.
(e)    Effective December 31, 2019, Section 9.12 (a) is hereby amended and restated in its entirety to read as follows:
(a)    Minimum Fixed Charge Coverage Ratio. The Parent and Borrowers and Affiliate Revolving Borrowers, taken as a whole, shall not permit their Fixed Charge Coverage Ratio to be less than 1.01 to 1.00, for the Fiscal Quarter (i) ending March 31, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing three (3) month basis, (ii) ending June 30, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing six (6) month basis, (iii) ending September 30, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing nine (9) month basis, and (iv) ending December 31, 2020 and for each Fiscal Quarter thereafter, each measured on the last day of the applicable Fiscal Quarter on a trailing twelve (12) month basis. The Minimum Fixed Charge Converge Ratio shall not be tested for the Fiscal Quarter ending December 31, 2019.
(f)    Effective December 31, 2019, Section 9.12 (b) is hereby amended and restated in its entirety to read as follows:
(b)    Minimum Adjusted EBITDA (QIPP Funds). The Parent and Borrowers and Affiliate Revolving Borrowers, taken as a whole, shall not permit their Adjusted EBITDA (QIPP Funds) to be less than (i) $9,500,000 for the Fiscal Quarter ending December 31, 2019 on a trailing Twelve (12) month basis, (ii) $3,250,000 for the Fiscal Quarter ending March 31, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing three (3) month basis, (iii) $6,500,000 for the Fiscal Quarter ending June 30, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing six (6) month basis, (iv) $9,750,000 for the Fiscal Quarter ending September 30, 2020, measured on the last day of the applicable Fiscal Quarter on a trailing nine (9) month basis, and (v) $13,000,000 for the Fiscal Quarter ending December 31, 2020 and for each Fiscal Quarter thereafter, each measured on the last day of the applicable Fiscal Quarter on a trailing twelve (12) month basis.
(g)    The last paragraph of Section 9.12 is hereby amended to add the following new sentence at the end thereof:
Notwithstanding anything to the contrary contained herein, Borrower, Administrative Agent and the Lenders hereby agree that, for purposes of determining whether Borrower is in compliance with Section 9.12(a) (Minimum Fixed Charge Coverage Ratio) and Section 9.12(b) (Minimum Adjusted EBITDA (QIPP Funds)) herein, the Borrower may, solely for the Fiscal Year ending December 31, 2020, add back the amount of Cash Cost of Self-Insured Professional and General Liability for such period that were previously deducted, in an amount not to exceed $1,500,000 during such 12 month period, solely to the extent such claims are associated with those facilities located in the State of Kentucky which were previously owned or leased by Borrower or Borrower’s affiliates.
(h)    Section 12.1 is hereby amended by amending the second paragraph therein by replacing “Except as otherwise set forth herein” at the beginning thereof with “Except as otherwise set forth herein (including, without limitation, Section 3.11)”.
2.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith).
3.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
4.    Conditions Precedent to Effectiveness of this Amendment. The amendments contained in Section 1 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 3 hereof, which are made as of the date hereof, are true and correct;
(b)    Administrative Agent shall have received duly executed signature pages to this Amendment from Borrower and Lenders;
(c)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(d)    Administrative Agent shall have received a duly executed Reaffirmation of Pledge Agreements in the form attached hereto;
(e)    Administrative Agent shall have received duly executed copies of modifications to the Notes;
(f)    Administrative Agent shall have received the amount of reasonable fees and out-of-pocket costs and expenses of counsel to Administrative Agent in connection with the Amendment pursuant to Section 7 hereof and otherwise due and owing pursuant to the Loan Agreement; and
(g)    Administrative Agent shall have received such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents that Administrative Agent may reasonably require, if any.
5.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith); or (y) to prejudice any right or remedy which Administrative Agent or the Lenders may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
6.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Lender Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the amendment in Section 1 hereof would not have been agreed to by Administrative Agent and Lenders).
7.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
8.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
9.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
10.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
12.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith.
13.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
14.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Eighth Amendment to Third Amended and Restated Revolving Loan and Security Agreement as of the day and year first above written.

BORROWER:

ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.
DIVERSICARE TEXAS I, LLC
DIVERSICARE HOLDING COMPANY, LLC
DIVERSICARE KANSAS, LLC
DIVERSICARE LEASING COMPANY II, LLC
DIVERSICARE PROPERTY CO., LLC

By:	/s/Kerry D. Massey
Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE CLINTON, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF HUTCHINSON, LLC DIVERSICARE OF LARNED, LLC
BY:	DIVERSICARE KANSAS, LLC its sole member

	By:	/s/Kerry D. Massey
	Name:	Kerry D. Massey
	Its:	Executive Vice President and Chief Financial Officer
DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC
DIVERSICARE OF BIG SPRINGS, LLC
DIVERSICARE OF NICHOLASVILLE, LLC
DIVERSICARE OF AVON, LLC
DIVERSICARE OF RIVERSIDE, LLC
DIVERSICARE OF CHATEAU, LLC
DIVERSICARE OF ST. JOSEPH, LLC
DIVERSICARE OF GREENVILLE, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC
DIVERSICARE SELMA PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC
DIVERSICARE OF SELMA, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC

By: /s/Kerry D. Massey

Name:	Kerry D. Massey
Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE OF ARAB, LLC
DIVERSICARE OF BOAZ, LLC
DIVERSICARE OF FOLEY, LLC
DIVERSICARE OF HUEYTOWN, LLC
DIVERSICARE OF LANETT, LLC
DIVERSICARE OF BESSEMER, LLC
DIVERSICARE OF MONTGOMERY, LLC
DIVERSICARE OF ONEONTA, LLC
DIVERSICARE OF OXFORD, LLC
DIVERSICARE OF PELL CITY, LLC
DIVERSICARE OF RIVERCHASE, LLC
DIVERSICARE OF WINFIELD, LLC
DIVERSICARE OF AMORY, LLC
DIVERSICARE OF BATESVILLE, LLC
DIVERSICARE OF BROOKHAVEN, LLC
DIVERSICARE OF CARTHAGE, LLC
DIVERSICARE OF EUPORA, LLC
DIVERSICARE OF MERIDIAN, LLC
DIVERSICARE OF RIPLEY, LLC
DIVERSICARE OF SOUTHAVEN, LLC
DIVERSICARE OF TUPELO, LLC
DIVERSICARE OF TYLERTOWN, LLC

By:	DIVERSICARE LEASING COMPANY III, LLC, its sole member

By: /s/Kerry D. Massey
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC. By: /s/James R. McKnight, Jr. Name: James R. McKnight, Jr. Its: President and Chief Executive Officer

ADMINISTRATIVE AGENT:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company, in its capacity as administrative agent

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER:

CIBC BANK USA, formerly known as The PrivateBank and Trust Company

By: /s/Adam D. Panos
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: /s/Jon M. Doll
Name:	Jon M. Doll
Its:	Vice President

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: /s/Brian Puckett
Name:	Brian Puckett
Its:	Senior Vice President

LENDER: CIT BANK, N.A.
By: /s/Richard Reynoso
Name:	Richard Reynoso
Its:	Vice President

LENDER: OPUS BANK, a California commercial bank
By: /s/Sangjin Na________________________
Name:	Sangjin Na
Its:	Vice President

LENDER: FRANKLIN SYNERGY BANK
By: /s/Lisa Fletcher
Name:	Lisa Fletcher
Its:	Senior Vice President

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of February 25, 2020
The undersigned (“Guarantor”) hereby: (i) confirms and agrees with CIBC BANK USA, formerly known as CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016, as amended prior to the date hereof and as further amended by the foregoing Eighth Amendment to Third Amended and Restated Revolving Loan and Security Agreement (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
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DIVERSICARE HEALTHCARE SERVICES, INC.

By:/s/ James R. McKnight, Jr.
Name: James R. McKnight, Jr.
Its:    President and Chief Executive     Officer

REAFFIRMATION OF PLEDGE AGREEMENTS

Dated as of February 25, 2020
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, respectively and as applicable hereby (a) confirms and agrees with CIBC BANK USA, formerly known as The PrivateBank and Trust Company, an Illinois banking corporation, in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”), that (i) Second Amended and Restated Pledge Agreement by and between Diversicare Management Services Co. and Administrative Agent dated as of February 26, 2016, (ii) Second Amended and Restated Pledge Agreement by and between Advocat Finance, Inc. and Administrative Agent dated as of February 26, 2016, (iii) Second Amended and Restated Pledge Agreement by and between Diversicare Leasing Corp. and Administrative Agent dated as of February 26, 2016, (iv) Second Amended and Restated Pledge Agreement by and between Senior Care Florida Leasing Corp. and Administrative Agent dated as of February 26, 2016, (v) Amended and Restated Pledge Agreement by and between Diversicare Leasing Company II, LLC and Administrative Agent dated as of February 26, 2016, (vi) Amended and Restated Pledge Agreement by and between Diversicare Kansas, LLC and Administrative Agent dated as of February 26, 2016, (vii) Second Amended and Restated Pledge Agreement by and between Diversicare Healthcare Services, Inc. (f/k/a Advocat Inc.) and Administrative Agent dated as of February 26, 2016, (viii) Pledge Agreement by and between Diversicare Leasing Company III, LLC and Administrative Agent dated as of October 1, 2016 and effective as of October 3, 2016, (ix) Amended and Restated Pledge Agreement by and between Diversicare Property Co., LLC and Administrative Agent dated as of February 26, 2016 and (x) Amended and Restated Pledge Agreement by and between Diversicare Holding Company, LLC and Administrative Agent dated as of February 26, 2016 (the foregoing, as the same may be amended, restated, supplemented or otherwise modified from time to time, individually, “Pledge Agreement” and, collectively, “Pledge Agreements”), each remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 by and among Diversicare Management Services Co., a Tennessee corporation, and those certain affiliates of Diversicare Management Services Co. that are signatories thereto as borrowers, Administrative Agent and the Lenders, as the same has been amended prior to the date hereof and as amended by the foregoing Eighth Amendment to Third Amended and Restated Revolving Loan and Security Agreement dated of even date herewith (“Amendment”), and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment, and all of the undersigned’s respective liabilities and obligations under and pursuant to the respective Pledge Agreement, as modified by the Amendment (if and as applicable), are and shall be valid and enforceable and shall not be impaired or limited in any way by the execution, delivery or effectiveness of the Amendment; (b) represents and warrants to Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that each of the undersigned’s representations and warranties contained in the Pledge Agreement are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date, each of the undersigned has the full right, authority and power to enter into this Reaffirmation and this Reaffirmation constitutes the legal, valid and binding obligation of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity; (c) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Pledge Agreement; and (d) agrees that neither such ratification and confirmation, nor the solicitation of such ratification and confirmation by Administrative Agent and Lenders, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Pledge Agreements. Each of the undersigned acknowledges and agrees that it has received and reviewed a fully-executed copy of the Amendment and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. Illinois law shall govern the construction, interpretation and enforcement of this instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Reaffirmation of Pledge Agreements on and as of the date above.
DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

ADVOCAT FINANCE INC., a Delaware corporation

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

By: Diversicare Leasing Corp., its sole member

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY II, LLC, a Delaware limited liability company

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE KANSAS, LLC, a Delaware limited liability company

By:    DIVERSICARE HOLDING COMPANY, LLC, its sole member

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC,
a Delaware limited liability company

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE HEALTHCARE SERVICES, INC., a Delaware corporation

By: __/s/ James R. McKnight, Jr.________________
Name: James R. McKnight, Jr.

Its:	President and Chief Executive Officer

DIVERSICARE PROPERTY CO., LLC,
a Delaware limited liability company

By: __/s/ Kerry D. Massey____________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

DIVERSICARE HOLDING COMPANY, LLC, a Delaware limited liability company

By: __/s/ Kerry D. Massey_________________
Name: Kerry D. Massey

Its:	Executive Vice President and Chief Financial Officer

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